Exhibit 10.2

November 23, 2009

Toyota Motor Sales, U.S.A., Inc.

James Lentz, President

19001 South Western Avenue

Torrance, California 90509

RE:	AutoNation, Inc. Consent Agreement

Dear Mr. Lentz:

Reference is made to that certain letter agreement (the “Consent Agreement”), dated as of January 28, 2009, by and among Toyota Motor Sales, U.S.A., Inc. (“Toyota”), AutoNation, Inc. (“AutoNation”) and ESL Investments, Inc. and its investment affiliates set forth on Exhibit A to the Consent Agreement. Capitalized terms used but not defined in this letter agreement shall have the meanings ascribed thereto in the Consent Agreement.

Each of the parties hereto hereby: (i) agrees that the “Termination Date” of the Consent Agreement as set forth in paragraph 7 thereto, which previously read “December 31, 2009”, shall be amended to read “December 31, 2010” and (ii) reaffirms the terms of the Consent Agreement, as amended by this letter agreement, and agrees that the Consent Agreement, as so amended, shall remain in full force and effect until terminated in accordance with its terms.

This letter agreement (a) may not be amended, waived or modified except by an instrument in writing signed by Toyota, AutoNation and ESL Investments, Inc. and (b) may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but which when taken together shall constitute one and the same letter agreement.

Please acknowledge your agreement to the foregoing by signing and returning to the undersigned as soon as possible a counterpart of this letter.

*        *        *        *

Toyota Motor Sales, U.S.A., Inc.

Very truly yours,

ESL INVESTMENTS, INC.

/s/ William C. Crowley
William C. Crowley, President & Chief Operating Officer

ESL PARTNERS, L.P.

/s/ William C. Crowley
William C. Crowley, President & Chief Operating Officer of ESL Investments, Inc., the ultimate General Partner to ESL Partners, L.P.

ESL INSTITUTIONAL PARTNERS, L.P.

/s/ William C. Crowley
William C. Crowley, President & Chief Operating Officer of ESL Investments, Inc., the ultimate General Partner to ESL Institutional Partners, L.P.

ESL INVESTORS, L.L.C.

/s/ William C. Crowley
William C. Crowley, President & Chief Operating Officer of ESL Investments, Inc., the ultimate Managing Member to ESL Investors, L.L.C.

CBL PARTNERS, L.P.

/s/ William C. Crowley
William C. Crowley, President & Chief Operating Officer of ESL Investments, Inc., the ultimate General Partner to CBL Partners, L.P.

Toyota Motor Sales, U.S.A., Inc.

TYNAN, LLC

/s/ William C. Crowley
William C. Crowley, Managing Member

ESL INVESTMENT MANAGEMENT, L.P.

/s/ William C. Crowley
William C. Crowley, President & Chief Operating Officer of ESL Investments, Inc., the ultimate General Partner to ESL Investment Management, L.P.

RBS PARTNERS, L.P.

/s/ William C. Crowley
William C. Crowley, President & Chief Operating Officer of ESL Investments, Inc., the ultimate General Partner to RBS Partners, L.P.

RBS INVESTMENT MANAGEMENT, L.L.C.

/s/ William C. Crowley
William C. Crowley, President & Chief Operating Officer of ESL Investments, Inc., the ultimate Managing Member to RBS Investment Management, L.L.C.

Toyota Motor Sales, U.S.A., Inc.

ACKNOWLEDGED AND AGREED TO AS OF THE DATE FIRST WRITTEN ABOVE:

TOYOTA MOTOR SALES, U.S.A., INC.

/s/ James Lentz
James Lentz, President

AUTONATION, INC.

/s/ Michael E. Maroone
Michael E. Maroone, President